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Exhibit T3E.3 -- Letter of Transmittal dated May 20, 1998 for
$100,000,000 9.20% Debentures due February 15, 2003


                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                     9.20% DEBENTURES DUE FEBRUARY 15, 2003
                                      FOR
                             NOTES DUE JULY 1, 2005
                                       OF
                               ALLIEDSIGNAL INC.
                       PURSUANT TO THE OFFERING CIRCULAR
                               DATED MAY 20, 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON THURSDAY, JUNE 18, 1998, UNLESS EXTENDED (THE 'EXPIRATION DATE').

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD BE
            COMPLETED, SIGNED, AND SUBMITTED TO THE EXCHANGE AGENT:

                            THE CHASE MANHATTAN BANK

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
       By Fax:            By Hand or Overnight Courier:                By Mail:
    (214) 672-5932        c/o Chase Bank of Texas, N.A.     c/o Chase Bank of Texas, N.A.
Attention: Frank Ivins       Corporate Trust Services          Corporate Trust Services
                           1201 Main Street, 18th Floor            P.O. Box 219052
                               Dallas, Texas 75202             Dallas, Texas 75221-9052
                              Attention: Frank Ivins            Attention: Frank Ivins
                              Phone: (214) 672-5678

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     For any questions regarding this Letter of Transmittal or for any additional information you may contact the Exchange Agent.

     The undersigned hereby acknowledges receipt of the Offering Circular dated May 20, 1998 (as it may be supplemented and amended from time to time, the 'Offering Circular') of ALLIEDSIGNAL INC. (the 'Company'), and this Letter of Transmittal which together constitute the Company's offer (the 'Exchange Offer') to exchange its Notes Due July 1, 2005 (the 'New Notes'), in an amount to be determined as set forth below, for any and all of its $100,000,000 aggregate principal amount of issued and outstanding 9.20% Debentures Due February 15, 2003 (the 'Old Debentures') from the registered holders (individually, a 'Holder' and collectively, the 'Holders') thereof. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

     For the New Notes, the per annum interest rate (the 'New Coupon') will be equal to the Reference Yield of the New Notes (as defined herein) rounded downward to the nearest 1/8th of one percent. The 'Reference Yield of the New Notes' will equal (i) the yield to maturity of the 6 1/2% U.S. Treasury Note due May 15, 2005 (the '7 Year Benchmark Rate') plus (ii) 50 basis points.

     Each holder exchanging Old Debentures for New Notes pursuant hereto will receive, in exchange for each $1,000 in aggregate principal amount of Old Debentures exchanged, New Notes in a principal amount (rounded to the nearest cent, with $0.005 to be taken as a full cent) equal to (a) $1,000 times (b) the Old Debenture Exchange Price divided by (c) the New Note Exchange Price; provided that New Notes will only be issued in denominations of $1,000 or integral multiples thereof.

     The undersigned hereby tenders the Old Debentures described in Box 1 below, upon the terms and subject to the conditions described in the Offering Circular and this Letter of Transmittal. The



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undersigned is the Holder of all such Old Debentures and the undersigned represents that it has received from each beneficial owner of the tendered Old Debentures ('Beneficial Owners') valid instructions which authorize and instruct the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the tendered Old Debentures, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the tendered Old Debentures.

     Please issue the New Notes exchanged for tendered Old Debentures in the name(s) of the undersigned.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Old Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) cause ownership of the tendered Old Debentures to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the evidence of ownership of the New Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Debentures pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Debentures, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Old Debentures pursuant to the procedures described under the caption 'The Exchange Offer -- Procedures for Tendering Old Debentures' in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Offering Circular under the caption 'The Exchange Offer -- Withdrawal Rights.' All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Old Debentures and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the tendered Old Debentures are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 1 is true and correct.

     Holders of Old Debentures that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ('ATOP'), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

                                       2



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PLEASE CHECK THE APPROPRIATE BOX
[ ] CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE 'USE OF GUARANTEED DELIVERY' BELOW (BOX 2).
[ ] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE 'USE OF BOOK-ENTRY TRANSFER' BELOW (BOX 3).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES


                                      BOX 1
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
                     DESCRIPTION OF OLD DEBENTURES TENDERED

   NAME(S) AND ADDRESS(ES) OF HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      TOTAL PRINCIPAL AMOUNT OF OLD
         APPEAR(S) ON OLD DEBENTURES)                   DEBENTURES TENDERED*






TOTAL

* Tenders may only be made in denominations of $1,000 or integral multiples thereof. Unless otherwise indicated in this column, the principal amount of all Old Debentures identified in this Box 1 shall be deemed tendered. See
     Instruction 4.


                          BOX 2
              USE OF GUARANTEED DELIVERY
                  (SEE INSTRUCTION 2)

To be completed ONLY if Old Debentures are being tendered by means of a Notice of Guaranteed Delivery by Book-Entry Transfer.

Name of Tendering Institution:__________________________

________________________________________________________

Name of DTC Participant:________________________________

________________________________________________________

DTC Participant Number:_________________________________

________________________________________________________

Transaction Code Number:________________________________

                          BOX 3
               USE OF BOOK-ENTRY TRANSFER
                   (SEE INSTRUCTION 1)

To be completed.

Name of Tendering Institution:__________________________

________________________________________________________

Name of DTC Participant:________________________________

________________________________________________________

DTC Participant Number:_________________________________

________________________________________________________

Transaction Code Number:________________________________

                                       3



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                                      BOX 4
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                    IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X_______________________________________________________________________________

X_______________________________________________________________________________
                (Signature of Holder(s) or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Old
Debentures as their name(s) appear(s) therein or on the DTC security position listing with respect thereto. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):________________________________________________________________________

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                                   (Zip Code)

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number:___________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Authorized Signature X__________________________________________________________

Name:___________________________________________________________________________
                                 (please print)
Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________
         (Must be an Eligible Institution as defined in Instruction 5)

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:__________________________________________________________________________

                                       4



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
                                        PAYOR'S NAME: THE CHASE MANHATTAN BANK

  SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT               ________________________________
  FORM W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                  Social Security Number
                                                                                             OR______________________________
                                                                                               Employer Identification Number

DEPARTMENT OF THE TREASURY     PART 2 -- CERTIFICATION -- UNDER PENALTIES OF                 PART 3 --
INTERNAL REVENUE SERVICE       PERJURY, I CERTIFY THAT:                                      Awaiting TIN  [ ]
                               (1) The number shown on this form is my correct               Exempt  [ ]
                                   Taxpayer Identification Number (or I am waiting for a
                                   number to be issued to me) and
                               (2) I am not subject to backup withholding either
                                   because: (a) I am exempt from backup withholding; or
                                   (b) I have not been notified by the Internal
                                   Revenue Service (the 'IRS') that I am subject to
                                   backup withholding as a result of failure to report
                                   all interest and dividends, or (c) the IRS has
                                   notified me that I am no longer subject to backup
                                   withholding.

PAYER'S REQUEST FOR            CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been
TAXPAYER IDENTIFICATION        notified by the IRS that you are subject to backup withholding because of
NUMBER (TIN)                   under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.

                               SIGNATURE______________________________________________  DATE_________________________
                               Please fill out your name and address below:

                               NAME__________________________________________________________________________________

                               ADDRESS (Number and street)___________________________________________________________

                               City, State and Zip Code______________________________________________________________


   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
   (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

   SIGNATURE_________________________________________  DATE_____________________


                                       5


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                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Debentures. Unless delivery is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP, for a Holder to properly tender Old Debentures pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including the Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and such tendered Old Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Offering Circular under the caption 'The Exchange Offer -- Procedures for Tendering Old Debentures' (and a confirmation of such transfer must be received by the Exchange Agent) prior to Expiration Date. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder and the delivery will be deemed made only when actually received by the Exchange Agent. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering Holder of the Company's acceptance of tendered Old Debentures prior to the closing of the Exchange Offer. New Notes will be issued only in book-entry form through DTC.

     2. Guaranteed Delivery Procedures. If a Holder desires to tender Old Debentures pursuant to the Exchange Offer and (a) time will not permit such Holder(s) Letter of Transmittal and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (b) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holder may tender Old Debentures pursuant to the procedures set forth below and in the Offering Circular under 'The Exchange Offer -- Guaranteed Delivery Procedures' (including the completion of Box 2 above). Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined below),
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and
(iii) a Book-Entry Confirmation of the transfer of such tendered Old Debentures to the Exchange Agent's account at DTC as described in the Offering Circular, together with a Letter of Transmittal (or manually signed facsimile thereof or Agent's Message in lieu thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender Old Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Old Debentures prior to the Expiration Date.

     3. Beneficial Owner Instructions to Holders. Only a Holder whose name appears on a DTC security position listing as a Holder of Old Debentures (or the legal representative or attorney-in-fact of such Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Debentures who is not the Holder must arrange promptly with the Holder to execute and deliver this Letter of Transmittal on his or her behalf.

     4. Partial Tenders. Tenders of Old Debentures will be accepted only in denominations of $1,000 or in integral multiples thereof. If less than the entire principal amount of Old Debentures held by the Holder is tendered, the Holder should fill in the principal amount tendered in the column labeled 'Total Principal Amount of Old Debentures Tendered' of the box entitled 'Description of Old Debentures Tendered' (see Box 1) above. The entire principal amount of Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder(s) of the tendered Old Debentures, the signature must correspond with the name(s) as written on a DTC security position listing for the Old Debentures without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons

                                       6


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should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an 'Eligible Institution'). Signatures on this Letter of Transmittal need not be guaranteed if the Old Debentures tendered herewith are tendered for the account of an Eligible Institution. Beneficial Owners whose tendered Old Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Debentures.

     6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Old Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or on any other person) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder.

     7. Taxpayer Identification Number. Federal income tax law requires that the Holder(s) of any Old Debentures which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ('TIN'), which, in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service ('IRS'). (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional instructions.

     To prevent backup withholding, each Holder of tendered Old Debentures must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendered Old Debentures are registered in more than one name or are not in the name of the actual owner, consult the 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Debentures not validly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Debentures as to any ineligibility of any Holder who seeks to tender Old Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by

                                       7


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the Exchange Agent to the Holders, unless otherwise provided in this Letter of
Transmittal, as soon as practicable following the Expiration Date.

     9. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Old Debentures.

     10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Debentures or transmittal of this Letter of Transmittal will be accepted.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Offering Circular or this Letter of Transmittal may be directed to the Exchange Agent or the Information Agent at the addresses and telephone numbers indicated therein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     12. Acceptance of Tendered Old Debentures and Issuance of New Notes; Return of Old Debentures. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Debentures as soon as practicable after the Expiration Date and will issue New Notes therefor on the fifth business day following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Debentures when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Debentures are not exchanged pursuant to the Exchange Offer for any reason, the Old Debentures will remain in book-entry form through DTC.

     13. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Offering Circular under the caption 'The Exchange
Offer -- Withdrawal Rights.'

                                       8

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